Exhibit 99.1

FOR IMMEDIATE RELEASE

II-VI Incorporated and Finisar Corporation Announce Deadline for Election of Form of Merger Consideration

PITTSBURGH and SUNNYVALE, Calif., July 5, 2019 (GLOBE NEWSWIRE) –II-VI Incorporated (NASDAQ: IIVI) (“II-VI”) and Finisar Corporation (NASDAQ: FNSR) (“Finisar”) jointly announced today that, in connection with II-VI’s anticipated and pending acquisition of Finisar (the “Merger”), the deadline for Finisar stockholders to elect the form of merger consideration they wish to receive in the Merger has been set for 5:00 p.m., New York time, on July 15, 2019 (the “Election Deadline”). Establishing the date of the Election Deadline is not intended, however, to indicate the expected timing of approval of the Merger by the State Administration for Market Regulation of the People’s Republic of China (“SAMR”).

To make an election, all Finisar stockholders who have not previously made their cash, stock, or mixed consideration elections, or who desire to revoke a prior election and make a new election, must submit their properly completed and signed election forms with respect to their shares, together with all required documents and materials set forth in the election form and the instructions thereto, to American Stock Transfer & Trust Company, LLC (“AST”), the exchange agent for the Merger, by the Election Deadline. Finisar stockholders who hold their shares through a bank, broker or other nominee may be subject to an earlier deadline and should read carefully the instructions from their bank, broker or nominee regarding making elections for their shares. Finisar stockholders with questions should contact AST at (877) 248-6417 or (718) 921-8317.

In accordance with the previously announced merger agreement, Finisar stockholders may elect to receive either $26.00 in cash (the “Cash Election Consideration”), 0.5546 shares of common stock of II-VI, no par value (the “II-VI Common Stock”) (the “Stock Election Consideration”), or a combination of $15.60 in cash and 0.2218 shares of II-VI Common Stock (the “Mixed Election Consideration”). Finisar stockholders may also choose to make no election with respect to their shares, and will be deemed to have made no election with respect to their shares if they fail to make an election, revoke a prior election without making a new election, or their election materials are not received in proper form by AST prior to the Election Deadline, in which case such stockholders will receive the Mixed Election Consideration. The Cash Election Consideration and the Stock Election Consideration are subject to automatic proration adjustment pursuant to the terms of the merger agreement such that the aggregate merger consideration paid to all Finisar stockholders as a group will consist of approximately 60% cash and 40% II-VI Common Stock (assuming a II-VI Common Stock per share price equal to the closing price as of November 8, 2018), as further described in the merger agreement and the joint proxy statement/prospectus provided to

Finisar stockholders and II-VI shareholders in connection with the special meeting of Finisar stockholders and II-VI shareholders, each of which was held on March 26, 2019.

Under the terms of the merger agreement for the Merger, the deadline for Finisar stockholders to submit their elections is to be 5:00 p.m., New York time, on the date which the parties to the merger agreement agree is as near as practicable to two business days prior to the closing date of the Merger. The Election Deadline has been chosen by II-VI and Finisar in accordance with the merger agreement in order to provide sufficient notice to enable Finisar stockholders to elect their preferred form of merger consideration, while still enabling the parties to consummate the Merger within two business days following the satisfaction of the various conditions to the Merger. The date selected for the Election Deadline does not, however, in any way guarantee or indicate that the Merger will actually close two business days after the Election Deadline, and there can be no assurance as to the timing or certainty of the closing of the Merger. The date of the Election Deadline also is not intended to indicate the expected timing of approval of the Merger by SAMR, and the parties continue to anticipate that SAMR’s approval of the Merger will be received mid calendar year 2019. It is possible, however, that factors outside the control of the parties could result in SAMR’s approval being received at a different time or not at all. II-VI and Finisar reserve the right to set a revised election deadline.

About II-VI Incorporated

II-VI Incorporated, a global leader in engineered materials and optoelectronic components, is a vertically integrated manufacturing company that develops innovative products for diversified applications in the industrial, optical communications, military, life sciences, semiconductor equipment, and consumer markets. Headquartered in Saxonburg, Pennsylvania, II-VI has research and development, manufacturing, sales, service, and distribution facilities worldwide. II-VI produces a wide variety of application-specific photonic and electronic materials and components, and deploys them in various forms, including integrated with advanced software to support our customers. For more information, please visit us at www.ii-vi.com.

About Finisar Corporation

Finisar Corporation is a global technology leader in optical communications, providing components and subsystems to networking equipment manufacturers, data center operators, telecom service providers, consumer electronics, and automotive companies. Founded in 1988, Finisar designs products that meet the increasing demands for network bandwidth, data storage, and 3D sensing subsystems. Finisar is headquartered in Sunnyvale, California, with R&D, manufacturing sites, and sales offices worldwide. Visit our website at www.finisar.com.

Forward-looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties, and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed transaction, or to make any filing or take other action required to consummate such transaction in a timely matter or at all. Important factors that may cause such a difference include, but are not limited to: (i) the ability of II-VI and Finisar to complete the proposed transaction on the anticipated terms and timing or at all; (ii) the ability of the parties to satisfy the conditions to the closing of the proposed transaction, including obtaining required regulatory approvals; (iii) potential litigation relating to the proposed transaction, which could be instituted against II-VI, Finisar, or their respective directors; (iv) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (v) the triggering of any third-party contracts containing consent and/or other similar provisions; (vi) any negative effects of the announcement of the transaction on the market price of Finisar’s common stock and/or negative effects of the announcement or commencement of the transaction on the market price of II-VI’s common stock; (vii) uncertainty as to the long-term value of II-VI’s common stock, and thus the value of the II-VI shares to be issued in the transaction; (viii) any unexpected impacts from unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations after the consummation of the transaction, and on the other conditions to the completion of the merger; (ix) inherent risks, costs, and uncertainties associated with integrating the businesses successfully and achieving all or any of the anticipated synergies; (x) potential disruptions from the proposed transaction that may harm II-VI’s or Finisar’s respective businesses, including current plans and operations; (xi) the ability of II-VI and Finisar to retain and hire key personnel; (xii) adverse legal and regulatory developments or determinations or adverse changes in, or interpretations of, U.S. or foreign laws, rules, or regulations, that could delay or prevent completion of the proposed transaction or cause the terms of the proposed transaction to be modified; (xiii) the ability of II-VI to obtain or consummate financing or refinancing related to the transaction upon acceptable terms or at all; (xiv) economic uncertainty due to monetary or trade policy, political, or other issues in the United States or internationally; (xv) any unexpected fluctuations or weakness in the U.S. and global economies; (xvi) changes in U.S. corporate tax laws as a result of the Tax Cuts and Jobs Act of 2017 and any future legislation; (xvii) foreign currency effects on II-VI’s and Finisar’s respective businesses; (xviii) competitive developments including pricing pressures, the level of orders that are received and can be shipped in a quarter, changes or fluctuations in customer order patterns, and seasonality; (xix) changes in utilization of II-VI’s or Finisar’s manufacturing capacity and II-VI’s ability to effectively manage and expand its production levels; (xx) disruptions in II-VI’s business or the businesses of its customers or suppliers due to natural disasters, terrorist activity, armed conflict, war, worldwide oil prices and supply, public health concerns, or disruptions in the transportation system; and (xxi) the responses by the respective managements of II-VI and Finisar to any of the aforementioned factors. Additional risks are described under the heading “Risk Factors” in II-VI’s Annual Report on Form 10-K for the year ended June 30, 2018, filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 28, 2018, and in Finisar’s Annual Report on Form 10-K for the year ended April 28, 2019, filed with the SEC on June 14, 2019.

These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the joint proxy statement/prospectus that was included in the registration statement on Form S-4 that was filed with the SEC in connection with the proposed transaction (the “Form S-4”). While the list of factors discussed above is, and the list of factors to be presented in the Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Neither II-VI nor Finisar assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments, or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy, or sell, the solicitation of an offer to subscribe for, buy, or sell, or an invitation to subscribe for, buy, or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance, or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction between II-VI and Finisar, II-VI and Finisar have filed, and will file, relevant materials with the SEC, including a registration statement on Form S-4 filed by II-VI that includes a joint proxy statement of II-VI and Finisar that also constitutes a prospectus of II-VI, and that definitive joint proxy statement/prospectus was mailed to shareholders of II-VI and stockholders of Finisar on or about February 14, 2019, and the special meeting of each of the shareholders of II-VI and the stockholders of Finisar was held on March 26, 2019. INVESTORS AND SECURITY HOLDERS OF II-VI AND FINISAR ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the registration statement on Form S-4 and the joint proxy statement/prospectus and other documents filed with the SEC by II-VI or Finisar through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by II-VI are available free of charge within the Investor

Relations section of II-VI’s website at https://www.ii-vi.com/investor-relations/. Copies of the documents filed with the SEC by Finisar are available free of charge on Finisar’s website at http://investor.finisar.com/investor-relations.

Contact Information

	II-VI	Finisar
Investor Contact	Mary Jane Raymond Chief Financial Officer MaryJane.Raymond@ii-vi.com	Kurt Adzema Chief Financial Officer Investor.relations@finisar.com

Media Contact	Mark Lourie Director of Corporate Communications Mark.Lourie@ii-vi.com

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